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                                                                    Exhibit 10.6

                                               Confidential Treatment Requested.
                                          Confidential portions of this document
                                                have been redacted and have been
                                           separately filed with the Commission.

                             DISTRIBUTION AGREEMENT

THIS AGREEMENT is effective as of the last date of signature set forth herein and is by and between ANGIODYNAMICS(R), Inc., (hereinafter "ANGIODYNAMICS"), a Delaware Corporation having a principal place of business at 603 Queensbury Avenue, Queensbury, New York 12804, and Medical Components Inc., (hereinafter "MEDCOMP"), a Pennsylvania corporation, having a principal place of business at 1499 Delp Drive, Harleysville, Pennsylvania 19438.

IN CONSIDERATION of the mutual promises contained herein, the parties agree as follows:

1.   DEFINITIONS

     1.1 "Territory" as used herein shall mean the entire world except where specifically indicated otherwise.

     1.2 Products" as used herein shall mean those products as set forth in Exhibits A, B, C, D, E ("hereinafter Exhibits A-E") attached hereto. Exhibits A-E may be modified from time to time, during the effective period of this Agreement, by the mutual written consent of the parties.

     1.3 "Know-how" as used herein shall include all technology and trade secrets necessary for the manufacture, sale, research and development, and marketing of the Products.

     1.4 "Patent Rights" as used herein shall include any U.S. patent, reissued patent or patent re-examination certificate and any foreign counterparts which have a claim that covers the Products which are or will be licensed and/or assigned to MEDCOMP including pending U.S. Patent Applications, as well as any and all patent rights which are related thereto, and any patent rights acquired in the future by MEDCOMP for any improvements, adaptations, modifications or derivative inventions having a claim that covers the Products, provided that for any such rights which are licensed to or will be licensed to MEDCOMP, MEDCOMP has been granted or will be granted a right to sublicense under such license or a right to assign or otherwise convey the license agreement to third parties.

     1.5 "Trademarks" as used herein includes all trademark(s) and trade name(s) pertaining to the Products and any related trade dress rights.

     1.6 "Intellectual Property Right" as used herein shall include any and to all rights in and to the Products in the form of Know-how, Patent Rights, Trademarks, and copyrights which are owned, licensed or otherwise possessed by MEDCOMP.

     1.7 "Specifications" shall mean the specifications for each of the Products and attached herewith in Exhibits A-E, as they are modified during the effective period of this Agreement by the mutual written consent of the parties.

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                                      -2-

2.   APPOINTMENT

     2.1 As designated on each of the Exhibits A, B, and E, MEDCOMP hereby grants to ANGIODYNAMICS the sole and exclusive distributorship, together with the. right to appoint others, for the Products in Exhibits A, B, and E throughout the Territory. MEDCOMP shall not sell, either directly or indirectly, any of the Products in Exhibits A, B, and E to any other person or entity.

     2.2 As designated on Exhibit C, MEDCOMP hereby grants to ANGIODYNAMICS the sole and exclusive distributorship, together with the right to appoint others, for the Products listed in Exhibit C throughout the United States, and a non-exclusive distributorship for the Products listed in Exhibit C, together with the right to appoint others, throughout the Territory, except for the United States which shall remain exclusive. In the United States, MEDCOMP shall not sell, either directly or indirectly, any of the Products in Exhibit C to any other person or entity.

     2.3 As designated on Exhibit D, MEDCOMP hereby grants to ANGIODYNAMICS a non-exclusive distributorship for the Products listed in Exhibit D throughout the Territory, together with the right to appoint others.

     2.4 For each of the appointments in paragraphs 2.1-2.3, ANGIODYNAMICS shall inform MEDCOMP of its selection of any appointees and MEDCOMP shall have the right to reasonably object to any such appointment.

3.   PRICE, PAYMENT, AND ORDERlNG

     3.1 The price of the Products shall be as set forth in Exhibit A-E attached hereto, as such price is indicated next to each Product. This price includes the cost of sterilization and packaging. Such prices shall be firm for the initial Twelve (12) month period of this Agreement, and thereafter, such prices may be adjusted upon Thirty (3) days notice to ANGIODYNAMICS by no more than Two percent (2%) per year or the US. consumer price index which ever is greater. The price of the Products as set forth in Exhibit A-E does not include any applicable sales and use taxes, which MEDCOMP has the legal obligation to pay.

     3.2 Orders for the Products shall be initiated by a written purchase order sent or faxed to MEDCOMP. To facilitate MEDCOMP's production schedule, ANGIODYNAMICS shall submit purchase orders to MEDCOMP at least Forty-five (45) days prior to the requested date of delivery.

     3.3 ANGIODYNAMICS purchase orders, submitted to MEDCOMP with respect to the Products, shall be governed by the terms and conditions of this Agreement.

     3.4 Full payment of the purchase price of the Products shall be net Forty-five (45) days and payment shall be made by check, or other instrument agreed to by both parties. Payment by ANGIODYNAMICS' rights under Paragraph 6 or as acceptance of the Products delivered.

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                                      -3-

4.   MINIMUM SALES

     4.1 ANGIODYNAMICS agrees to purchase from MEDCOMP the minimum yearly number of Product units for each set of Products as set forth in Exhibit A-E attached hereto. In the event that ANGIODYNAMICS fails to purchase at least 90% of the annual minimum as set forth on each Exhibit or the adjusted minimums if this contract is extended as set forth in Section 4.3, MEDCOMP, at its sole discretion, may convert the distributorship for those Products set forth as exclusive on that Exhibit for either the Territory or that portion of the Territory that was exclusive to a non-exclusive distributorship. Such remedy shall be MEDCOMP's sole and exclusive remedy in the event that ANGIODYNAMICS fails to purchase at least 90% of minimums as set forth above.

     4.2 It shall not be considered a material breach by MEDCOMP if they supply at least 90% of the minimum requirements set forth herein.

     4.3 If this Agreement is extended for an additional five-year term pursuant to Section 13.6, the minimum yearly number of Product units for each set of products will be 10% higher than the previous years' sales of each set of the Products:

5.   PACKAGING AND SHIPPING

     5.1 All Products shipped pursuant to this Agreement shall be packaged, labeled, and shipped in accordance with ANGIODYNAMICS' instructions. All freight, insurance, and other shipping expenses, as well as applicable taxes and duties, shall be borne by ANGIODYNAMICS. Each shipping container must be marked to show quantity, order, number, lot number, contents, and shipper's name. A packing slip showing this information shall be included with the shipment. A Certificate of Compliance shall accompany each lot within the shipment.

     5.2 Title to and risk of loss of the Products shall pass to ANGIODYNAMICS from MEDCOMP at the point of destination, ANGIODYNAMICS' receiving dock.

     5.3 MEDCOMP agrees to ship the Products with not less than three years remaining on its stated expiration date.

6.   SPECIFICATIONS

     6.1 The Products shall meet the Specifications attached herewith in Exhibits A-E. ANGIODYNAMICS reserves all right to return, at MEDCOMP's sole expense, any Product not meeting said Specifications. ANGIODYNAMICS must inform MEDCOMP within Forty Five (45) days of receipt of Product if it believes that any Product fails to meet the Specification. In the event that MEDCOMP is unable to replace such returned Product with an acceptable Product within Forty-Five (45) days, such failure shall be considered a material breach of this Agreement.

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                                      -4-

7.   REGULATORY

     7.1 MEDCOMP shall produce all Products in accordance with all applicable regulatory laws, rules, and regulations. MEDCOMP will permit ANGIODYNAMICS, or its designated representative, to perform vendor audits of MEDCOMP's facilities and procedures. MEDCOMP will notify ANGIODYNAMICS of any FDA inspections, observations, and/or'483's. Any observations/483's shall be given to ANGIODYNAMICS in writing within 30 days of the inspection. Further, MEDCOMP will provide ANGIODYNAMICS with a Certificate of Compliance, a Sterilization Certificate, and certification of non-pyrogenicity for each batch/lot of Products shipped. MEDCOMP will allow ANGIODYNAMICS, or its designated representative, subject to the confidentiality provisions herein, to inspect the Products' Design History Files and will also allow confidential access to all technical documentation necessary to demonstrate compliance with the European Medical Device Directive. Additionally, MEDCOMP will notify ANGIODYNAMICS of any proposed' changes in raw materials, components, processes, or labeling, at least Ninety (90) days prior to such action and must obtain ANGIODYNAMICS' written approval for such changes, which shall not be unreasonably withheld. MEDCOMP guarantees that no Products sold pursuant to this Agreement are adulterated or misbranded within the meaning of The Federal Food, Drug and Cosmetics Act (hereinafter the "Act"), and further guarantees that no Products sold pursuant to this Agreement are barred from introduction into inter-state commerce under the provisions in Sections 404, 505 or 512 of the Act.

     7.2 All customer complaints for the Products will be processed through ANGIODYNAMICS' Customer Service Department. Once a complaint has been received, it is the responsibility of ANGIODYNAMICS to forward a copy of the complaint within five (5) working days to MEDCOMP. If MEDCOMP receives such a complaint, MEDCOMP will notify ANGIODYNAMICS within five (5) working days. MEDCOMP agrees to perform an investigation of each customer complaint and forward complaint results in writing to ANGIODYNAMICS within a reasonable time considering the nature of the complaint. ANGIODYNAMICS agrees to complete the complaint file and respond to the customer. MEDCOMP agrees to comply with all applicable regulatory laws, rules and regulations for reporting of customer complaints by manufacturers. ANGIODYNAMICS agrees to comply with all applicable regulatory laws, rules and regulations for the reporting of customer complaints by distributors.

     7.3 Recalls. Each party agrees to notify the other party promptly if any of the Products are the subject of a recall, market withdrawal or correction and the parties shall cooperate in the handling and disposition of such recall, market withdrawal or correction. MEDCOMP shall be responsible for the costs of such recall, market withdrawal or correction, except to the extent that such recall, market withdrawal or correction is due to ANGIODYNAMICS' improper storage, handling, distribution or marketing of the Products in which case ANGIODYNAMICS shall be responsible for the costs of such recall, market withdrawal or correction.

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                                      -5-

8.   LABELS AND LABELING

     8.1 MEDCOMP shall have the obligation to design and produce all labels, labeling, and inserts for the Products, other than the pouch and box labels

     8.2 ANGlODYNAMICS shall have the obligation to design and produce the pouch and box labels for the Products.

     8.3 ANGIODYNAMICS may waive the obligation to design and produce the pouch and box labels for the Products, if both parties agree in writing that MEDCOMP labels are to be used.

     8.4 Each party shall obtain the other party's prior written approval for the labels if they have designed, prior to production of the same.

     8.5 MEDCOMP shall have the responsibility to apply all labels, including the pouch and box labels to the Products

     8.6 MEDCOMP agrees that the labeling may include the ANGIODYNAMICS' trademark.

     8.7 ANGIODYNAMICS agrees that the Products and/or their packaging shall bear, where appropriate, MEDCOMP's trademarks, and a statutory indication of the patent number or the legend "US. patent pending" or "U.S. pat. pending" in the U.S. and any required foreign patent marking where foreign patent rights exist.

     8.8 MEDCOMP shall allow the addition of the ANGIODYNAMICS trademark to all currently published literature and educational materials associated with the Products.

9.   WARRANTIES

     9.1 MEDCOMP warrants that the (i) title to all Product conveyed hereunder is good, (ii) the Products delivered hereunder are free from any security interest or other lien or encumbrance, (iii) the Products shall be delivered free of the rightful claim of any third party by way of infringement of any patent or trademark, and (iv) the Products will be manufactured in accordance with the product specifications,
          (v) the Products are fit for the purposes described in the instructions for use and shall be free any defects that may effect the intended use, (vi) the Products shall be manufactured, produced, and delivered to ANGIODYNAMICS in accordance with all applicable laws, rules, and regulations, (vii) MEDCOMP agrees to indemnify, defend and hold harmless ANGIODYNAMICS, its customers, and users of the Products from all loss, damages, cost, or expense, including reasonable attorney's fees, arising from the breach by MEDCOMP of the aforementioned warranties.

10.  OPTION FOR FUTURE LICENSE OR TECHNOLOGY TRANSFER

     10.1 In the event that MEDCOMP elects not to continue manufacturing the Products, or in the event that this Agreement is terminated for a failure to supply as set forth in this Agreement, or due to MEDCOMP's insolvency or bankruptcy, MEDCOMP agrees to negotiate in good faith a royalty-bearing non-exclusive license or sublicense to make, use or sell Products under the Patent Rights to ANGIODYNAMICS, provided such ability and right to license or sublicense is available to MEDCOMP.

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                                      -6-

     10.2 In the event that MEDCOMP ceases manufacturing the Products, to the extent such cessation is within MEDCOMP's control, MEDCOMP will provide ANGIODYNAMICS with written notice, Six (6) months in advance of the. anticipated date of cessation of manufacture.

     10.3 In the event a license or sublicense is successfully negotiated in accordance with Paragraphs 10.1, MEDCOMP agrees to cooperate with ANGIODYNAMICS and to train ANGIODYNAMICS' personnel on manufacture, design, assembly, quality control and packaging of the Products for a period of Six (6) months at no cost to ANGIODYNAMICS, and to transfer any manufacturing Know-how.

11.  IMPROVEMENTS

     11.1 ANGIODYNAMICS shall have the right to develop design improvements for the Products, and if developed solely by ANGIODYNAMICS any associated Intellectual Property rights shall belong solely to ANGIODYNAMICS and such Products shall become part of this Agreement asset forth in paragraph 11.2.

     11.2 In the event that such design improvements are developed by ANGIODYNAMICS, the parties agree to amend this Agreement to add such improvements to the Products as set forth on Exhibit A-E.

     11.3 ANGIODYNAMICS and MEDCOMP shall have the right to cooperate in development of design improvements for the Products. In the event ANGIODYNAMICS and MEDCOMP jointly develop design improvements for the Products, any associated Intellectual Property rights shall belong to ANGIODYNAMICS and MEDCOMP jointly and shall become part of this Agreement and shall be added as improvements to the Products as set forth on Exhibit A-E.

     11.4 MEDCOMP shall have the right to develop design improvements for the Products and in the event that such design improvements are developed solely by MEDCOMP, MEDCOMP shall solely own all Intellectual Property rights to such improvements. The parties agree to amend this Agreement to add such improvements to the Products on Exhibit A-E.

12.  INTELLECTUAL PROPERTY

     12.1 MEDCOMP shall retain all of its rights, title and interest in and to its patents, copyrights, trademarks, trade names, and all other industrial and intellectual property. Except as otherwise expressly provided in this Agreement, ANGIODYNAMICS shall have no right, title or interest in any industrial or intellectual property relating to the Products, except to marketing and promotional materials and reports and all marketing data and all intellectual property relating thereto. Nothing herein shall be construed as a license or other grant of rights in any of the Intellectual Property of either party.

     12.2    Validity and Infringement of MEDCOMP's Patents:

     12.2.1. In the event ANGIODYNAMICS or MEDCOMP become aware of any actual or threatened infringement of any MEDCOMP patents, that party shall promptly notify the other.

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                                       -7-

      12.2.2. MEDCOMP shall have the first and exclusive right, but not the obligation, to bring and control any infringement action against any person or entity materially infringing any MEDCOMP Patent Rights directly or contributorily and shall have the first right, but not the obligation, to defend any MEDCOMP Patent Rights against any challenge to the validity and enforceability of that patent in the Courts of the United States or in the United States Patent and Trademark Office or in any foreign jurisdiction. At the request of MEDCOMP, ANGIODYNAMICS agrees to cooperate with MEDCOMP, at MEDCOMP's sole cost, in any lawsuit on any of the Patent Rights, including being named as a party, if necessary.

      12.2.3. MEDCOMP shall bear the full cost of any action brought by MEDCOMP regarding its Patent Rights and shall be entitled to all recovery from such lawsuit.

13.   TERM AND TERMINATION

      13.1 Subject to earlier termination as provided in this Section 13, this Agreement shall be for a term of Five (5) years.

      13.2 Either party shall have the right to terminate this Agreement by written notice to the other party immediately upon the occurrence of the following:

      13.2.1. The bankruptcy or insolvency of the other party, or the commencement of any proceedings by or against the other party seeking receivership, trusteeship, bankruptcy, reorganization, assignments for the benefit of creditors or similar proceedings.

      13.2.2. Failure of the other party to cure any material breach (a failure by AngioDynamics to purchase the minimum requirements of each Product shall not be deemed a material breach for purposes of this Agreement) of this Agreement within Sixty (60) days after written notice of such breach. In the event ANGIODYNAMICS purchases Sixty percent (60%) or less of its minimum requirement for any Product, ANGIODYNAMICS shall lose its exclusivity rights, if any, to that Product. Furthermore, in the event ANGIODYNAMICS purchases Forty percent (40%) or less of its minimum requirement for any product, MEDCOMP shall have the right, upon written notice to ANGIODYNAMICS, to cancel this Agreement as to such Product and make any arrangements MEDCOMP believes is appropriate, in its sole and absolute discretion, to sell such Product through other individuals or entities.

      13.2.3. Upon the mutual written consent of both parties.

      13.3 ANGIODYNAMICS may terminate this Agreement immediately, if MEDCOMP, for any reason, is unable to supply Products that meet the product Specifications to ANGIODYNAMICS for a period of Ninety
              (90) days.

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                                       -8-

      13.4 Upon termination of this Agreement, for any reason other than ANGIODYNAMICS' failure to pay for the Products, MEDCOMP shall honor ANGIODYNAMICS' orders that were placed prior to the effective date of termination and ANGIODYNAMICS shall pay for such orders and make any other payments due to MEDCOMP pursuant to the terms of this Agreement. Notwithstanding that ANGIODYNAMICS' rights to purchase the product for distribution and sale have ceased, ANGIODYNAMICS shall be entitled to sell or otherwise dispose of the Products then remaining in its inventory.

      13.5 Termination of the Agreement shall not relieve, nor be construed as relieving either party of any obligation or liability to the other party arising out of, or in connection with, such party's breach of, or failure to perform, any covenant, agreement or duty contained in or pursuant to this Agreement. It is expressly agreed that Paragraphs 7 and 9 shall survive until all products are sold from inventory by ANGIODYNAMICS, paragraph 15 shall survive in accordance with the terms of that paragraph, and paragraphs 14, 16 and 18 hereof shall survive the termination of this Agreement.

      13.6 If all minimums are met per this Agreement the terms of this contract will be extended for an additional five-year term.

14.   CONFIDENTIALITY

      14.1 Each party acknowledges and agrees that information of a confidential nature ("Confidential Information") may be disclosed by one party ("disclosing party") to the other party ("receiving party") pursuant to this Agreement. The receiving party agrees that, except as required by law, it will retain such Confidential Information in confidence and will not disclose, publish or make use of all or any part of such Confidential Information given to it by the disclosing party for any purpose other than those specified in this Agreement, without first obtaining the disclosing party's written consent. Notwithstanding the foregoing, the obligations specified herein shall not apply to any Confidential Information that is demonstrated to fall within any of the following categories: (a) to any Confidential Information which now is or hereinafter becomes publicly known or available otherwise than through unauthorized disclosure by the receiving party, and (b) to any Confidential Information which the receiving party received in good faith from a third party who is not under a similar restriction of confidentiality and having a right to disclose the information, and (c) to any Confidential Information that was already in the receiving party's possession or can be proven to have been independently developed by the receiving party, after disclosure hereunder, without the aid, application or use in any way of the Confidential Information received from the disclosing party under this Agreement, and (d) to any Confidential Information which is required by law or judicial order should be disclosed.

      14.2 The receiving party represents that it has procedures designed to protect Confidential Information and agrees that it shall impose upon its employees and agents the same obligations with respect to the other disclosing party's Confidential Information as it imposes upon them with respect to its own Confidential Information.

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                                       -9-

15.   INSURANCE

      15.1 MEDCOMP warrants that it has product liability insurance in the amount of at least $3,000,000. (Three Million Dollars). MEDCOMP shall provide ANGIODYNAMICS with a Certificate of Insurance indicating such coverage, and shall have ANGIODYNAMICS named as an additional insured under its policy. MEDCOMP agrees to provide said coverage for the duration of this Agreement and for a period of three years following the termination of this , contract as provided in Section 13.

16.   INDEMNIFICATION

      16.1 MEDCOMP agrees to indemnify and hold ANGIODYNAMICS harmless from and against any and all costs, losses, liability, damages and expense claims (including reasonable attorneys' fees) made by any person or entity arising out of the manufacturing, processing, marketing, distribution, sale and use of the - Products, where and to the extent such damages have been cause by the negligence, recklessness or willful misconduct of MEDCOMP or its employees or agents, or relate in any way to the Products as set forth in Exhibit A-E.

      16.2 ANGIODYNAMICS agrees to indemnify MEDCOMP from and against any and all costs, losses, liability and expense claims (including reasonable attorneys' fees) made by any person or entity arising out of the marketing, distribution and sale of the Products, where and to the extent such damages have been caused by the negligence, recklessness or willful misconduct of ANGIODYNAMICS or its employees or agents.

      16.3 The indemnifying party shall have the right to defend or, at its option, settle such claims, and if it chooses to exercise such right, it shall have control over any such claim or settlement negotiations. The indemnifying party shall be relieved of the foregoing obligations unless the indemnified party gives prompt notice in writing of any such claim, suit or proceeding and, at the indemnifying party's expense, gives the indemnifying party proper and full information and assistance to settle and/or defend any such claim, suit, or proceeding.

17.   ARBITRATION

      17.1 If any dispute or claim arising under this Agreement cannot be readily resolved by the parties, the parties agree to refer the matter to a panel consisting of one (1) senior executive from each party (or an affiliated company of the party) for review and resolution. The senior executive shall preferably not have been directly involved in the claim or dispute. A copy of the Agreement terms, relevant facts, areas of disagreement and a concise summary of basis of each side's contention will be provided to both executives who shall review the same, and attempt to reach a mutual resolution of the issue. The senior executives shall meet and attempt to resolve the dispute within thirty (30) days of their appointment. If the dispute or claim cannot be resolved by the senior executive panel within forty-five (45) days of the date of the senior executives' conference, a party may refer the matter to binding arbitration.

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                                      -10-

      17.2 The parties agree that all disputes, controversies or claims arising out of or , relating to this Agreement, with the exception of any disputes concerning the terms governing enforcement of any of MEDCOMP Patent Rights, shall be finally resolved and/or otherwise settled by arbitration in accordance with the arbitration rules of the American Arbitration Association then in force. The parties will not be asked to take any action that is illegal in any country. Each party shall bear its own costs and shall jointly share the costs of the arbitration, except to the extent that either of the parties shall be found to have acted maliciously or without justification under the terms of the Agreement by the arbitrators in which case the losing party shall bear all expense and legal fees of the other. The award of the arbitrators shall be final and conclusive and binding on both parties.

      17.3 The number of arbitrators for all arbitration in accordance with paragraph l7.2 of this Article shall be three (3): one shall be appointed by ANGIODYNAMICS, one shall be appointed by MEDCOMP, and a third arbitrator shall be selected jointly by those two arbitrators and who shall be president of the arbitration panel. The arbitrators shall be appointed within sixty (60) days following notification of a dispute requiring resolution by arbitration. If one party fails to appoint an arbitrator within such time period, the other party may abandon arbitration and seek resolution in a court of appropriate jurisdiction or seek appointment of two (2) objectives, court-approved arbitrators within thirty (30) days of the failure of the party to initially appoint an arbitrator, one of such court-approved arbitrators to act on behalf of the party failing to initially appoint an arbitrator, and one of whom will act as president of the arbitration panel. If the party failing to initially appoint an arbitrator has a reasonable objection for good cause to any such court-approved arbitrators selected by the other party, the objecting party shall suggest an alternative arbitrator within thirty (30) days, or forfeit its right to object to any of the chosen court-approved arbitrators.

      17.4 In construing the rights and obligations of the parties to this Agreement and the other agreements associated herewith, the arbitrators shall apply the law of the state of New York and the place of arbitration shall be in the Commonwealth of Pennsylvania at a neutral location to be agreed to by the parties, but shall not be in the place of business of either party.

      17.5 If insofar as the arbitration award is deemed not to have the force and validity of a legal judgment, the award nonetheless shall be binding on the Parties as if agreed between themselves.

      17.6 When any dispute occurs and when any dispute is under arbitration, except for the matters under dispute, the parties shall, within reason and to the extent practical, continue to exercise their remaining respective rights, and fulfill their remaining respective obligations under this Agreement hereunder during the period of arbitration or dispute.

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                                      -11-

18.   PROPERTY RIGHTS

      18.1 If the parties agree that this Agreement shall not affect ownership of patents, trademarks, trade names, inventions, copyrights, know-how, and trade secrets, the use of the other party's aforementioned property rights is authorized only for the purposes herein set forth, and upon termination of the Agreement for any reason such authorization shall cease.

19.   FORCE MAJEURE

      19.1 No performance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts, or orders, or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of and is not caused by the negligence of the non-performing party.

20.   ASSIGNMENT

      20.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns; provided, however, that neither party shall assign, any of its rights or delegate any of its duties of performance hereunder without the prior written consent of the other party, which shall not be unreasonably withheld; provided that such consent shall not be necessary to make an assignment to an entity that is, (a) an organization of which more than fifty (50%) percent of the voting stock is controlled or owned directly or indirectly by either party to this Agreement; (b) an organization that directly or indirectly owns or controls more than fifty (50%) percent of the voting stock of either party to this Agreement; (c) an organization, the majority ownership of which is directly or indirectly common to the majority ownership of either party to this Agreement.

21.   WAIVER

      21.1 All waivers hereunder must be made in writing. Course of conduct between the parties, whether or not contrary to the terms of this Agreement, shall not be construed as a waiver of any of the terms of this Agreement. Failure by any party to require the other party's performance of any obligation under this Agreement shall not affect, limit, or waive the other party's right to require strict performance of that obligation any time thereafter. The waiver of any breach of a provision of this Agreement shall not be construed in any way as a waiver of any continuing or succeeding breach of such provision or modification of the provision.

22.   CAPACITY

      22.1 Both parties warrant that they have the legal capacity to enter into this Agreement and that they have not signed any other agreement which could conflict with the terms of this Agreement.

23.    AGENCY

       23.1 Nothing contained in this Agreement shall be construed as a license or create a joint venture or establish any other relationship of similar nature between the parties.

24.    INVALIDITY

       24.1 Should any provision of this Agreement be ruled invalid, the remaining provisions shall not be affected and shall remain in full force and effect. The parties shall in such an instance endeavor to replace the invalidated provision by a valid provision with similar intent

25.    ENTIRE AGREEMENT

       25.1 This Agreement constitutes the entire Agreement between the parties hereto, and all prior or other agreements or representations, whether written or oral, are of no force or validity and are hereby superseded. The parties specifically acknowledge and agree that upon the execution of this Agreement, this Agreement shall supercede and replace all prior agreements between the parties inc1udingwithout limitation the distribution agreements dated March 18, 1998, and August 27, 1996. The parties hereby confirm expressly that the Agreement was freely negotiated by them.

26.    HEADINGS

       26.1 The headings in this Agreement are inserted for convenience of reference only, and shall not affect the interpretation of this Agreement.

27.    NOTICES

       27.1 Any notice required by this Agreement shall be deemed to have been given when sent by certified mail, return receipt requested, or by receipted messenger service, or by Facsimile (with a confirmatory copy sent by receipted certified mail), to the party to be notified at the following addresses, or to such other addresses as is supplied by one party to the other:

              If to ANGIODYNAMICS:                    President & CEO
                                                      603 Queensbury Avenue
                                                      Queensbury, NY 12804
                                                      Facsimile#: (518) 798.3625

              If to MEDCOMP:                          President & CEO
                                                      1499 Delp Drive
                                                      Harleysville, PA 19438
                                                      Facsimile#: (215) 513.2203

28.    GOVERNING LAW

       28.1 The validity, construction, interpretation and enforcement of this Agreement, or any breach thereof, shall be governed by the laws of the State of New York. However, any arbitration conducted hereunder shall be conducted in the Commonwealth of Pennsylvania.

       IN WITNESS WHEREOF, the parties have by their duly authorized officers, executed this Agreement..

ANGIODYNAMICS, Inc.                             MEDICAL COMPONENTS, INC.

By:  /s/ Eamonn P. Hobbs                        By:  /s/ [Illegible]

Title: President and CEO                        Title: President

Date: 22 March, 2002                            Date: March 24, 2002

                                                                       EXHIBIT A

SchonCath(R)Long Term Catheter
Exclusive World Wide Agreement*

------------------------------------------------------------------------------------------------
PRODUCT         PRODUCT                   UNIT              ANNUAL MIN BY YEAR (1/2/3/4/5)
NO.             DESCRIPTION               PRICE        1        2         3         4        5
------------------------------------------------------------------------------------------------

10800201        SchonCath 14cm            $***        ***      ***       ***       ***      ***
------------------------------------------------------------------------------------------------
10800202        SchonCath 16cm            $***
------------------------------------------------------------------------------------------------
10800203        SchonCath 18cm            $***
------------------------------------------------------------------------------------------------
10800204        SchonCath 20cm            $***
------------------------------------------------------------------------------------------------
10800205        SchonCath 22cm            $***
------------------------------------------------------------------------------------------------
10800206        SchonCath 24cm            $***
------------------------------------------------------------------------------------------------
10800208        SchonCath 45cm            $***
------------------------------------------------------------------------------------------------
10800209        SchonCath 55cm            $***
------------------------------------------------------------------------------------------------
10800301        Cutting Insertion Tray    $***
------------------------------------------------------------------------------------------------
10800302        Blunt Insertion Tray      $***
------------------------------------------------------------------------------------------------
10800401        Venous Adapters           $***
------------------------------------------------------------------------------------------------
10800402        Arterial Adapters         $***
------------------------------------------------------------------------------------------------
10800501        Peelaway sheaths          $***
------------------------------------------------------------------------------------------------
10800502        Peelaway sheaths-long     $***
------------------------------------------------------------------------------------------------
10800601        Tunnelers - Blunt         $***
------------------------------------------------------------------------------------------------
10800602        Tunnelers - Sharp         $***
------------------------------------------------------------------------------------------------

       * AngioDynamics shall purchase the annual minimum number of products units referenced in the chart above for each respective year from the list of products on said chart.

Kit

1 - Appropriate Catheter
1 - 13ga Red Compression Collar
1 - 13ga Blue Compression Collar
1 - 10F Tesio Venous Catheter Extension
1 - 10F Tesio Arterial Catheter Extension
2 - Compression Ring
1 - CSR Wrap
1 - #11 Blade Scalpel
1 - 2-0 Silk Suture w/Curved Needle
1 - .038 x 70cm Marked GW (Schon)
1 - 3M Tegaderm Oval
2 - Modified Tunneler
1 - Oval Tearaway Sheath/Dilator
1 - Angio GW Direction Sheet
1 - Angio Adaptor Direction Sheet
1 - Angio Direction Sheet
1 - Oval Sheath Tearaway Clip
2 - Injection Port
1 - 18ga Introducer Needle
1 - Red Robert's Mini Clamp
1 - Blue Robert's Mini Clamp

Catheter

1 - Appropriate Schon Catheter
1 - 13ga Red Compression Collar
1 - 13ga Blue Compression Collar
1 - 10F Tesio Venous Catheter Extension
1 - 10F Tesio Arterial Catheter Extension
1 - CSR Wrap
1 - Angio Adaptor Direction Sheet
1 - Angio Direction Sheet
2 - Injection Port
1 - Blue Robert's Mini Clamp
1 - Red Robert's Mini Clamp
2 - Compression Ring

---------------------
*** Confidential material redacted and filed separately with the Commission.

Confidential Exhibits              14                                   03/21/02

Cutting Insertion Tray

1 - 13ga Red Compression Collar
1- 13ga Blue Compression Collar
1 - 10F Tesio Venous Catheter Extension
1 - 10F Tesio Arterial Catheter Extension
2 - Compression Ring
1 - CSR Wrap
1 - #11 Blade Scalpel
1 - 2-0 Silk Suture w/Curved Needle
1 - .038 x 70cm Marked GW (Schon)
1 - Tegaderm Oval
2 - Modified Tunneler
1 - Oval Tearaway Sheath/Dilator
1 - Angio GW Direction Sheet
1 - Angio Adaptor Direction Sheet
1 - Angio Direction Sheet
1 - Oval Sheath Tearaway Clip
2 - Injection Port
1 - 18ga x 2 3/4" Introducer Needle
1 - Red Robert's Mini Clamp
1 - Blue Robert's Mini Clamp

Venous Adapters

1 - 13ga Blue Compression Collar
1 - 10F Tesio Catheter Venous Extension
1 - Compression Ring.
1 - Angio Adaptor Direction Sheet

Tearaway Sheath

1 - Oval Tearaway Sheath/Dilator
1 - Oval Sheath Tearaway Clip

Blunt Tunnelers

1 - Blunt Tunneler for Tesio Catheter

Blunt Insertion Tray

1 - 13ga Red Compression Collar
1 - 13ga Blue Compression Collar
1 - 10F Tesio Venous Catheter Extension
1 - 10F Tesio Arterial Catheter Extension
2 - Compression Ring
1 - CSR Wrap
1 - #11 Blade Scalpel
1 - 2-0 Silk Suture w/Curved Needle
1 - .038 x 70cm Marked GW (Schon)
1 - Tegaderm Oval
2 - Blunt Tunneler for Tesio Catheter
1 - Oval Tearaway Sheath/Dilator
1 - Angio GW Direction Sheet
1 - Angio Adaptor Direction Sheet
1 - Angio Direction Sheet
1- Oval Sheath Tearaway Clip
2 - Injection Port
1 - 18ga x 2 3/4" Introducer Needle
1 - Red Robert's Mini Clamp
1 - Blue Robert's Mini Clamp

Arterial Adaptors

1 - 13ga Red Compression Collar
1 - 10F Tesio Catheter Arterial Extension
1 - Compression Ring
1 - Angio Adaptor Direction Sheet

Tearaway Sheath - Long

1 - 20cm Oval Tearaway Sheath/Dilator
1 - Oval Sheath Tearaway Clip

Sharp Tunnelers

1 - Modified Tunneler for Tesio Catheter

Confidential Exhibits              15                                   03/21102

                                                                       EXHIBIT B

Schon XL Acute Dialysis Catheters
Exclusive World Wide Agreement*

--------------------------------------------------------------------------------
PRODUCT      PRODUCT                  UNIT     ANNUAL MIN BY YEAR (1/2/3/4/5)
NO.          DESCRIPTION              PRICE      1     2     3     4     5
--------------------------------------------------------------------------------
10801701     Schon XL 15cm - Cath     $***      ***   ***   ***   ***   ***
--------------------------------------------------------------------------------
10801702     Schon XL 20cm - Cath     $***
--------------------------------------------------------------------------------
10801703     Schon XL 24cm - Cath     $***
--------------------------------------------------------------------------------
10800701     Schon XL 15cm - Set      $***
--------------------------------------------------------------------------------
10800702     Schon XL 20cm - Set      $***
--------------------------------------------------------------------------------
10800703     Schon XL 24cm - Set      $***
--------------------------------------------------------------------------------
10802701     Schon XL 15cm - Tray     $***
--------------------------------------------------------------------------------
10802702     Schon XL 20cm - Tray     $***
--------------------------------------------------------------------------------
10802703     Schon XL 24cm - Tray     $***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 * AngioDynamics shal1 purchase the annual minimum number of product units referenced in the chart above for each respective year from the list of products on said chart.

Catheter

1 - Appropriate Schon XL Catheter
1 - Hemocath Clip
1 - Angio Direction Sheet
2 - Injection Port

Set

1 - Appropriate Schon XL Catheter
1 - #11 Blade Scalpel
1 - .035 x 70cm J-Flex GW
1 - Tegaderm Oval
1 - Hemo-Cath Clip
1 - 2-0 Curved Monofilament Suture
1 - 12F x 6" Vessel Dilator
1 - 14F x 6" Vessel Dilator
1 - Angio GW Direction Sheet
1 - Angio Direction Sheet
2 - Injection Port
1 - 18ga x 2 3/4" Introducer Needle


Tray

1 - Appropriate Schon XL Catheter
2 - CSR Wrap
4 - 4" x 4" Gauze
2 - 5cc Luer Lock Syringe
1 - 25ga x 5/8" Needle
1 - 22ga x 1 1/2" Vessel Locating Needle
1 - #11 Blade Scalpel
1 - Povidone Iodine Swabsticks
1 - Surgical Gloves
1 - 5cc Ampule Lidocaine
2 - l0cc Luer Lock Syringe
1 - 18ga x 1 1/2" Aspirating Needle
1 - .035 x 70cm J-Flex GW
1 - Fenestrated Drape
1 - Hemostat
1 - Tegaderm Oval
1 - Hemocath Clip
1 - 2-0 curved Monofilament Suture
1 - 15F x 6" Vascu-Sheath
1 - 12F x 6" Vessel Dilator
1 - 14F x 6" Vessel Dilator
1 - Angio GW Direction Sheet
1 - Angio Direction Sheet
2 - Injection Port
1- 18ga x 2 3/4" Introducer Needle

_________________
*** Confidential material redacted and filed separately with the Commission.

Confidential Exhibits                  16                              03/21/02

                                                                       EXHIBIT C

Dynamic Flow
USA Exclusive Agreement
Rest of World (ROW) Non-Exclusive Agreement*

--------------------------------------------------------------------------------
PRODUCT      PRODUCT            UNIT     ANNUAL ESTIMATES BY YEAR
 NO.         DESCRIPTION        PRICE    (Units)
                                USA         1   2   3   4   5
--------------------------------------------------------------------------------
 10300701    D.F. 24cm - Set    $***       *** *** *** *** ***
--------------------------------------------------------------------------------
 10300702    D.F. 28cm - Set    $***
--------------------------------------------------------------------------------
 10300703    D.F. 32cm - Set    $***
--------------------------------------------------------------------------------
 10300704    D.F. 36cm - Set    $***
--------------------------------------------------------------------------------
 10300705    D.F. 55cm - Set    $***
--------------------------------------------------------------------------------
 10300601    D.F. 24cm - Tray   $***
--------------------------------------------------------------------------------
 10300602    D.F. 28cm - Tray   $***
--------------------------------------------------------------------------------
 10300603    D.F. 32cm -Tray    $***
--------------------------------------------------------------------------------
 10300604    D.F. 36cm -Tray    $***
--------------------------------------------------------------------------------
 10300605    D.F. 55cm - Tray   $***
--------------------------------------------------------------------------------
             Tunnelers
--------------------------------------------------------------------------------
             Sheath/dilators
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ROW Pricing will be granted by MEDCOMP upon proof of sale to non-USA Market by AngioDynamics. ROW Pricing shall be USA Price less $***

       * AngioDynamics shall purchase the annual minimum number of product units referenced in the chart above for each respective year from the list of products on said chart.

       Set
       1 - Catheter
       1 - Introducer Needle
       1 - Tunneling Tool
       2 - Vessel Dilators
       2 - Injection Caps
       1 - Scalpel
       1 - Tearaway Sheath Introducer
       1 - J/Flex Guidewire
       1 - Adhesive Wound Dressing

       Catheter
       1 - Catheter
       1 - Tunneling Tool
       2 - Injection Caps
       1 - Tearaway Sheath Introducer
____________________
*** Confidential material redacted and filed separately with the Commission.

Confidential Exhibits                  17                               03/21/02

                                                                       EXHIBIT D

MoreFlow Dialysis Catheters
Non-Exclusive Worldwide Agreement
NO MINIMUMS

 -------------------------------------------------------------------------------
  PRODUCT NO.    PRODUCT DESCRIPTION                     UNIT PRICE
 -------------------------------------------------------------------------------
  10300501       M.F. 24cm - Basic Kit - Straight        $***
 -------------------------------------------------------------------------------
  10300502       M.F. 28cm - Basic Kit - Straight        $***
 -------------------------------------------------------------------------------
  10800503       M.F. 32cm - Basic Kit - Straight        $***
 -------------------------------------------------------------------------------
  10800504       M.F. 36cm - Basic Kit - Straight        $***
 -------------------------------------------------------------------------------
  10800505       M.F. 55cm - Basic Kit - Straight        $***
 -------------------------------------------------------------------------------
  10800506       M.F. 24cm - Basic Kit - Pre-Curve       $***
 -------------------------------------------------------------------------------
  10800507       M.F. 28cm - Basic Kit - Pre-Curve       $***
 -------------------------------------------------------------------------------
  10800508       M.F. 32cm - Basic Kit - Pre-Curve       $***
 -------------------------------------------------------------------------------
  10800509       M.F. 36cm - Basic Kit - Pre-Curve       $***
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 ROW Pricing will be granted by MEDCOMP upon proof of sale to non-USA market by AngioDynamics. ROW Pricing shall be USA Price less $***.

 Tray
 1 - Appropriate MoreFlow Catheter
 1 - Raulerson Bulb Syringe
 2 - CSR Wrap
 4 - 4x4 Gauze Sponge
 1 - Povidone Iodine Ointment
 2 - 5cc Luer Lock Syringe
 1 - 25ga x 5/8" Syringe
 1 - 22ga x 1/2" Syringe
 1 - #11 Blade Scalpel
 1 - Povidone Iodine Swabsticks
 1 - Surgical Gloves
 1 - 5cc Ampule Lidocaine
 2 - 10cc Luer Lock Syringe
 1 - 18ga x 1 1/2" Aspirating Needle

 MoreFlow Kit
 1 - Appropriate More-Flow Catheter
 1 - Raulerson Bulb Syringe
 1 - # 11 Blade Scalpel
 1 - .038 x 70cm J-Flex GuideWire
 1 - Tegaderm Oval
 1 - 15F x 6" Vascu-Sheath
 I - 12F x 6" Vessel Dilator
 1 - 14F x 6" Vessel Dilator
 1 - Angio GW Direction Sheet
 1 - Angio More-Flow IFU
 1 - Sheath Dilator
 1 - Tunneler w/Tri-Ball Tip
 2 - Injection Ports
 1 - 18ga x 2 3/4" Introducer Needle
 1 - .038 x 70cm J-Flex GuideWire
 1 - 2-0 Silk Suture w/Curved Needle
 1 - Fenestrated Drape
 1 - Hemostat
 1 - Tegaderm Oval
 1 - 15F x 6" Vascu-Sheath
 1 - 12F x 6" Vessel Dilator
 1 - 14F x 6" Vessel Dilator
 1 - Angio GW Direction Sheet
 1 - Angio MoreFlow IFU
 1 - Sheath Dilator
 1 - Tunneler w/Tri-Ball Tip
 2 - Injection Ports
 1 - 18ga x 2 3/4" Introducer Needle

_______________
*** Confidential material redacted and filed separately with the Commission.

Confidential Information                    18                          03/21/02

                                                                       EXHIBIT E

DuraFlow Dialysis Catheters
Exclusive Worldwide Agreement
NO MINIMUMS

----------------------------------------------------------------------------------------------------
PRODUCT      PRODUCT DESCRIPTION                  UNIT    7,000    11,000   14,000   16,000   18,000
NO.                                              PRICE
----------------------------------------------------------------------------------------------------
            D.F. 24cm - Full Tray - Straight     $***
--------------------------------------------------------
            D.F. 28cm - Full Tray- Straight      $***
--------------------------------------------------------
            D.F. 32cm - Full Tray - Straight     $***
--------------------------------------------------------
            D.F. 36cm - Full Tray - Straight     $***
--------------------------------------------------------
            D.F. 55cm - Full Tray - Straight     $***
--------------------------------------------------------
            D.F. 24cm - Full Tray - Pre-Curve    $***
--------------------------------------------------------
            D.F. 28cm - Full Tray - Pre-Curve    $***
--------------------------------------------------------
            D.F. 32cm - Full Tray - Pre-Curve    $***
--------------------------------------------------------
            D.F. 36cm - Full Tray - Pre-Curve    $***
--------------------------------------------------------
            D.F. 24cm - Basic Kit - Straight     $***
--------------------------------------------------------
            D.F. 28cm - Basic Kit - Straight     $***
--------------------------------------------------------
            D.F. 32cm - Basis Kit - Straight     $***
--------------------------------------------------------
            D.F. 36cm - Basic Kit - Straight     $***
--------------------------------------------------------
            D.F. 55cm - Basic Kit - Straight     $***
--------------------------------------------------------
            D.F. 24cm - Basic Kit - Pre-Curve    $***
--------------------------------------------------------
            D.F. 28cm - Basic Kit - Pre-Curve    $***
--------------------------------------------------------
            D.F. 32cm - Basic Kit - Pre-Curve    $***
--------------------------------------------------------
            D.F. 36cm - Basic Kit - Pre-Curve    $***
--------------------------------------------------------

--------------------------------------------------------

ROW pricing will be granted by MEDCOMP upon proof of sale to non-USA market by AngioDynamics. ROW Pricing shall be USA Price less $***.

Tray

1 - Appropriate Dura Flow catheter
1 - Raulerson Bulb Syringe
2 - CSR Wrap
4 - 4x4 Gauze Sponge
1 - Povidone Iodine Ointment
2 - 5cc Luer Lock Syringe
1 - 25ga x 5/8" Syringe
1 - 22ga 1/2" Syringe
1 - #11 Blade Scalpel
1 - Povidone Iodine Swabsticks
1 - Surgical Gloves
1 - 5cc Ampule Lidocaine
2 - 10cc Luer Lock Syringe
1 - 18ga x 1 1/2" Aspirating Needle
1 - .038 x 70cm J-Flex Guidewire
1 - 2-0 Silk Suture w/Curved Needle
1 - Fenestrated Drap
1 - Hemostat
1 - Tegaderm Oval
1 - 16F x 6" Vascu-Sheath
1 - 12F x 6" Vessel Dilator
1 - 14F x 6" Vessel Dilator
1 - Angio GW Direction Sheet
1 - Angio MoreFlow IFU
1 - Sheath Dilator
1 - Tunneler w/Tri-Ball Tip
2 - Injection Ports
1 - 18ga x 2 3/4" Introducer Needle

____________

*** Confidential material redacted and filed separately with the Commission.

Confidential Exhibits                    19                             03/21/02

More-Flow Kit

1 - Appropriate More-Flow Catheter
1 - Raulerson Bulb Syringe
1 - #11 Blade Scalpel
1 - .038 x 70cm J-Flex Guidewire
1 - Tegaderm Oval
1 - 16F x 6" Vascu-Sheath
1 - 12F x 6" Vessel Dilator
1 - 14Fx 6" Vessel Dilator
1 - Angio GW Direction Sheet
1 - Angio More-Flow IFU
1 - Sheath Dilator
1 - Tunneler w/Tri-Ball Tip
2 - Injection Ports
1 - 18ga x 2 3/4" Introducer Needle

Confidential Exhibits                    20                             03/21/02

                                                                       EXHIBIT F

HemoCath
Exclusive Worldwide Agreement
NO MINIMUMS

--------------------------------------------------------------------------------
PRODUCT               PRODUCT         UNIT
NO.                   DESCRIPTION     PRICE
--------------------------------------------------------------------------------
10300301              Hemo*Cath(R)    $***
--------------------------------------------------------------------------------

Catheter

1 - Appropriate HemoCath Catheter
1 - Angio IFU

___________

*** Confidential material redacted and filed separately with the Commission.

Confidential Exhibits                    21                             03/21/02